August 25,2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUSES OF

Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005

All references to an order processing fee in the sections of the Fund's Prospectus titled "The Fund—Fees and Expenses," "Shareholder Fees—How to Buy Shares" and "Shareholder Fees—How to Sell Shares" are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37955SPT-02